Fort Pitt Capital Total Return Fund
 (the “Fund”)
a Series of the
Fort Pitt Capital Funds (the “Trust”)

Supplement dated November 1, 2010
to the Prospectus dated February 28, 2010

The Prospectus is hereby supplemented as follows:

1)           In the section entitled “Summary Section – Management – Portfolio Managers,” the paragraph is revised in its entirety as shown below:

Portfolio Managers: Charles A. Smith has served as the Fund’s Lead Portfolio Manager since its inception in December 2001.  Mr. Smith is Executive Vice President, Chief Investment Officer, and a founder of the Advisor and currently serves as Vice President and Treasurer for Fort Pitt Capital Funds.  Douglas W. Kreps has served as the Fund’s Portfolio Manager since its inception in December 2001.  Mr. Kreps is Managing Director of the Advisor and also serves as Chairman of the Advisor’s Investment Policy Committee.

2)           In the section entitled “Investment Advisor and Portfolio Management Team,” the sixth and seventh paragraphs are revised in their entirety as shown below:

Charles A. Smith Lead Portfolio Manager
Mr. Smith is Executive Vice President, Chief Investment Officer, a director, a shareholder and a founder of the Advisor.  He has served as the Fund’s Lead Portfolio Manager since its inception in December of 2001.  Mr. Smith also currently serves as Vice President and Treasurer of Fort Pitt Capital Funds, a statutory trust organized in the state of Delaware (“Trust”), of which the Fund is a series. He bears the majority of responsibility for selecting investments in the Fund.  Previously, Mr. Smith was employed at Bill Few Associates, an investment management firm, where he served as Chief Investment Officer and Investment Policy Committee member (1992-July 1995), and as a member of the Board of Directors and a shareholder (April 1994-July 1995).  Mr. Smith also served as a portfolio manager for the Muhlenkamp Fund (1988-1991), and was an analyst and portfolio manager at Muhlenkamp and Company, a money management company (1983-1991).  He is a 1981 graduate of Pennsylvania State University.

Douglas W. Kreps, CFA Portfolio Manager
Mr. Kreps is Managing Director of the Advisor, as well as one of its directors and shareholders.  Mr. Kreps also serves as Chairman of the Advisor’s Investment Policy Committee (1995 to present). Additionally, Mr. Kreps has served as the Fund’s Portfolio Manager since its inception in December of 2001, and his main role is to ensure that the Fund’s investments are consistent with Prospectus disclosure.  His responsibilities include the selection of investment classes, portfolio allocations, and the evaluation of mutual funds.  He also oversees trading and operations for managed accounts.  Previously, Mr. Kreps was employed at Bill Few Associates, an investment management firm, where he established the client review department, worked with the private investment management division overseeing $195 million in client assets, and served on the Investment Policy Committee (1992-1995).  He is a 1991 graduate of Bowdoin College in Brunswick, Maine, and earned his Chartered Financial Analyst (CFA) designation in 1999.

Please retain this Supplement with the Prospectus for future reference.

Fort Pitt Capital Total Return Fund
 (the “Fund”)
a Series of the
Fort Pitt Capital Funds (the “Trust”)

Supplement dated November 1, 2010
to the Statement of Additional Information (“SAI”) dated February 28, 2010

The table entitled “Management of the Trust –Trustees and Officers” on page B-19 of the SAI is amended and restated in its entirety as shown below:

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Robert J. Dickson c/o Fort Pitt Capital Group, Inc. 680 Andersen Drive Foster Plaza Ten Pittsburgh, PA 15220 Year of Birth: 1949	Trustee Chairman & President	Indefinite Term; Since December 2001 Indefinite Term; Since October 2010	Private Investor. Managing Director of Dickson Consulting, Chief Financial Officer and Senior Vice President of Cardiac Assist, Inc. (medical device company).	1	None

Ronald V. Pellegrini, M.D. c/o Fort Pitt Capital Group, Inc. 680 Andersen Drive Foster Plaza Ten Pittsburgh, PA 15220 Year of Birth: 1936	Trustee	Indefinite Term; Since December 2001	Chief of Adult Cardiothoracic Surgery, UPMC – Passavant Hospital.	1	None

Bradley J. Franc c/o Fort Pitt Capital Group, Inc. 680 Andersen Drive Foster Plaza Ten Pittsburgh, PA 15220 Year of Birth: 1958	Trustee	Indefinite Term; Since August 2008	President and Director, Houston Harbaugh, P.C. (law firm).	1	None

Donald F. Smith, Jr. c/o Fort Pitt Capital Group, Inc. 680 Andersen Drive Foster Plaza Ten Pittsburgh, PA 15220 Year of Birth: 1964	Trustee	Indefinite Term; Since August 2008	President of the Regional Industrial Development Corp. (regional economic development not-for-profit organization specializing in real estate) (2009-Present); Founder and Director of the University Partnership of Pittsburgh (2002-2009) (economic development joint venture).	1	None

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees and Officers

Douglas W. Kreps, CFA(1) Fort Pitt Capital Group, Inc. 680 Andersen Drive Foster Plaza Ten Pittsburgh, PA 15220 Year of Birth: 1969	Trustee	Indefinite Term; Since December 2001	Managing Director of Fort Pitt Capital Group, Inc.; Chairman & President of the Trust (2006-2010).	1	None

Charles A. Smith Fort Pitt Capital Group, Inc. 680 Andersen Drive Foster Plaza Ten Pittsburgh, PA 15220 Year of Birth: 1959	Treasurer Vice President	Indefinite Term; Since December 2001 Indefinite Term; Since October 2010	Chief Investment Officer of Fort Pitt Capital Group, Inc.	N/A	N/A

Thomas M. Bovard Fort Pitt Capital Group, Inc. 680 Andersen Drive Foster Plaza Ten Pittsburgh, PA 15220 Year of Birth: 1965	Interim Chief Compliance Officer & Secretary	Indefinite Term; Since October 2010	Chief Compliance Officer and Principal of Fort Pitt Capital Group, Inc.	N/A	N/A

(1)  This Trustee is deemed to be an “interested person” of the Trust as defined by the 1940 Act because of his relationship to the Fund’s investment advisor.

Please retain this Supplement with the SAI for future reference.